Exhibit 10(f)

AMENDMENT NO. 1 TO THE CBS EXCESS 401(K) PLAN

FOR DESIGNATED SENIOR EXECUTIVES

PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2014.

1.    Section 2.12 of the CBS Excess 401(k) Plan for Designated Senior Executives – Part A (the “Plan”) is hereby amended by adding at the beginning thereof the words “Prior to January 1, 2014,” by removing the initial capitalization of the word “The” and by adding the following at the end thereof:

“and effective as of January 1, 2014, means the notional investment options selected by the Committee in its sole discretion.”

2.    Section 5.3(a) of the Plan is hereby amended by adding at the beginning thereof the words “Prior to January 1, 2014,” by removing the initial capitalization of the word “All”, by deleting the words “will be” and inserting in place thereof the word “were” and by adding at the end thereof following new paragraph:

“Effective as of January 1, 2014, a Participant may select from a list of notional Investment Options how the balance of his or her Account will be invested.  If no selection is made, the Participant’s Account will be notionally invested in the “qualified default investment alternative” (within the meaning of the CBS 401(k) Plan) in effect from time to time.  Earnings and losses received on the Participant’s notional investments will be credited to the Participant’s Account in the manner designated by the Committee.  The Committee shall develop such procedures as it, in its discretion, deems advisable with respect to the selection of notional investments by Participants and the reflection of value attributable to such notional investments in their Accounts, including, without limitation, procedures which restrict a Participant’s ability to notionally invest in certain Investment Options.”

AMENDMENT NO. 3 TO THE CBS EXCESS 401(K) PLAN

FOR DESIGNATED SENIOR EXECUTIVES

PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2014.

1.    Section 2.19 of the CBS Excess 401(k) Plan for Designated Senior Executives – Part B (the “Plan”) is hereby amended by adding at the beginning thereof the words “Prior to January 1, 2014,” by removing the initial capitalization of the word “The” and by adding the following at the end thereof:

“and effective as of January 1, 2014, means the notional investment options selected by the Committee in its sole discretion.”

2.    Section 6.2(a) of the Plan is hereby amended by adding at the beginning thereof the words “Prior to January 1, 2014,” by removing the initial capitalization of the word “All”, by deleting the words “will be” and inserting in place thereof the word “were” and by adding at the end thereof the following new paragraph:

“Effective as of January 1, 2014, a Participant may select from a list of notional Investment Options how the balance of his or her Account will be invested.  If no selection is made, the Participant’s Account will be notionally invested in the “qualified default investment alternative” (within the meaning of the CBS 401(k) Plan) in effect from time to time.  Earnings and losses received on the Participant’s notional investments will be credited to the Participant’s Account in the manner designated by the Committee.  The Committee shall develop such procedures as it, in its discretion, deems advisable with respect to the selection of notional investments by Participants and the reflection of value attributable to such notional investments in their Accounts, including, without limitation, procedures which restrict a Participant’s ability to notionally invest in certain Investment Options.”